   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 1994

                                                        REGISTRATION NO.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933
                              ____________________

                           ALCO STANDARD CORPORATION
             (Exact name of registrant as specified in its charter)


          OHIO                                        23-0334400
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)

                                  P.O. Box 834
                       Valley Forge, Pennsylvania  19482
              (Address of Principal Executive Offices)  (Zip Code)
                         _____________________________

                           ALCO STANDARD CORPORATION
                     LONG TERM INCENTIVE COMPENSATION PLAN
                            (Full title of the Plan)
                         _____________________________

                               J. Kenneth Croney
                       Vice President and General Counsel
                           Alco Standard Corporation
                                    Box 834
                       Valley Forge, Pennsylvania  19482
                    (Name and address of agent for service)

                                 (610) 296-8000
         (Telephone number, including area code, of agent for service)

                      ____________________________________

                        CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------
                                     PROPOSED      PROPOSED
                                      MAXIMUM       MAXIMUM
TITLE OF              AMOUNT         OFFERING      AGGREGATE         AMOUNT OF
SECURITIES TO         TO BE            PRICE       OFFERING        REGISTRATION
BE REGISTERED       REGISTERED       PER UNIT*       PRICE              FEE
- --------------------------------------------------------------------------------
Common stock        2,500,000        $58.06        $145,150,000    $50,050
without
par value
_______________________________________________________________________________

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) and Rule 457(h).

                                     PART I
                                     ------

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information
- ------------------------

          A prospectus setting forth the information required by Part I of Form S-8 will be sent or given to participants as specified by Rule 428(b)(1).

Item 2.  Registrant Information and Employee Plan Annual Information
- --------------------------------------------------------------------

         The documents incorporated by reference in Item 3 of Part II of this Form S-8 are incorporated by reference in the Section 10(a) prospectus relating to this registration statement. The foregoing documents and all other documents required to be delivered to employees pursuant to Rule 428(b) are available without charge, upon written or oral request, to Alco Standard Corporation, P.O. Box 834, Valley Forge, PA 19482, Attn: Investor Relations Department (telephone number (610) 296-8000).


                                    PART II
                                    -------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference
- ------------------------------------------------

         The following documents filed by the registrant with the Securities and Exchange Commission are incorporated by reference in this registration statement:

         (a) The registrant's Annual Report on Form 10-K for the year ended September 30, 1993 (as amended by its Form 10-K/A filed on May 5, 1994);

         (b) The registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1993 (as amended by its Form 10-Q/A dated
May 5, 1994);

         (c) The registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994;

         (d) The registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994;

         (e) The registrant's Current Report on Form 8-K dated June 30, 1994;

         (f) The registrant's Registration Statement on Form 8-A, relating to the registrant's preferred share purchase rights; and

         (g) Description of the registrant's common stock contained in a registration statement filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part thereof from the date of filing of such documents.

Item 4.  Description of Securities
- ----------------------------------

     Not Applicable.

Item 5.  Interests of Named Experts and Counsel
- -----------------------------------------------

         Not Applicable.


Item 6.  Indemnification of Directors and Officers
- --------------------------------------------------

     The Ohio General Corporation Law (the "Ohio Law"), under which the registrant is organized, provides that the registrant may indemnify persons who incur certain liabilities or expenses by reason of such persons being or having been directors, officers or employees of the registrant or serving or having served in such capacities or similar capacities at the registrant's request for other corporations or entities. Pursuant to the Ohio Law, the registrant has adopted, as part of its Code of Regulations, provisions whereby the registrant shall indemnify such persons against such liabilities and expenses resulting from suits or other proceedings brought by third persons and against expenses resulting from suits or other proceedings brought in the right of the registrant. No indemnification against expenses is to be made, however, in respect of claims brought in the right of the registrant where: i) such person is finally adjudged to be liable for negligence or misconduct in the performance of a duty to the registrant, unless specific court approval for such indemnification is obtained; or ii) the only liability asserted against a director is pursuant to Section 1701.95 of the Ohio Law (relating to unlawful loans, dividends or distributions of assets).

     As permitted by law, the registrant has purchased liability insurance policies covering its directors and officers to provide protection where the law does not allow the registrant to indemnify a director or officer. The policies also provide coverage for indemnifiable expenses, including expenses related to claims arising under the Employment Retirement Income Security Act against a director or officer based upon an alleged breach of fiduciary duty or other wrongful act with respect to an employee benefit plan.


Item 7.  Exemption from Registration Claimed
- --------------------------------------------

         Not applicable.


Item 8.  Exhibits
- -----------------

     (4.0) Form of Certificate for Shares of Common Stock is incorporated herein by reference to Form S-3 of the registrant, Registration Statement No. 33-62460,
Exhibit 4.2.

     (4.1) Rights Agreement, dated as of February 10, 1988 between Alco Standard Corporation and National City Bank, filed on February 11, 1988 as
Exhibit 1 to Alco Standard Corporation's Registration Statement on Form 8-A, is incorporated herein by reference.

     (5) Opinion of Ballard Spahr Andrews & Ingersoll as to the validity of the securites.

     (23) Consent of Ernst & Young LLP, Independent Auditors

     (24) Powers of Attorney

     (24.1) Certified resolution regarding powers of attorney

     (99) Alco Standard Corporation Long Term Incentive Compensation Plan

Item 9.  Undertakings
- ---------------------


     (a)  The registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressly in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

    THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Valley Forge, Pennsylvania, on the 15th day of November, 1994.



                                  ALCO STANDARD CORPORATION



Date:  November 15, 1994          By: /s/Michael J. Dillon
                                  ---------------------------------
                                        (Michael J. Dillon)
                                         Controller
                                        (Principal Accounting Officer)



    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                      TITLE                  DATE
      ---------                      -----                  ----
     *JOHN E. STUART         President, Chief Executive     November 15, 1994
- -------------------------    Officer and Director
     (John E. Stuart)        (Principal Executive Officer)



   *KURT E. DINKELACKER      Chief Financial Officer        November 15, 1994
- -------------------------
   (Kurt E. Dinkelacker)


    /s/Michael J. Dillon     Controller                     November 15, 1994
- -------------------------    (Principal Accounting Officer)
    (Michael J. Dillon)


      *RAY B. MUNDT          Chairman of the Board of       November 15, 1994
- -------------------------    Directors
      (Ray B. Mundt)

      SIGNATURE                      TITLE                   DATE
      ---------                      -----                   ----
    *J. MAHLON BUCK, JR.           Director             November 15, 1994
- ----------------------------
    (J. Mahlon Buck, Jr.)


    *PAUL J. DARLING, II           Director             November 15, 1994
- ----------------------------
    (Paul J. Darling, II)


    *WILLIAM F. DRAKE, JR.         Director             November 15, 1994
- ----------------------------
    (William F. Drake, Jr.)


    *JAMES J. FORESE               Director             November 15, 1994
- ----------------------------
    (James J. Forese)


    *FREDERICK S. HAMMER           Director             November 15, 1994
- ----------------------------
    (Frederick S. Hammer)


*BARBARA BARNES HAUPTFUHRER        Director             November 15, 1994
- ----------------------------
(Barbara Barnes Hauptfuhrer)


      *DANA G. MEAD                Director             November 15, 1994
- ----------------------------
      (Dana G. Mead)


    *PAUL C. O'NEILL               Director             November 15, 1994
- ----------------------------
    (Paul C. O'Neill)


     *ROGELIO G. SADA              Director             November 15, 1994
- ----------------------------
     (Rogelio G. Sada)


    *JAMES W. STRATTON             Director             November 15, 1994
- ----------------------------
    (James W. Stratton)

     *By his signature set forth below, Hugh G. Moulton, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this report on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.


/s/ Hugh G. Moulton                                            November 15, 1994
_____________________________
    (Hugh G. Moulton)

                               INDEX TO EXHIBITS
                               -----------------

Exhibit                                                                       Sequentially
Number                Exhibits                                               Numbered Pages
- -------               --------                                               --------------
(4.0)     Form of Certificate for Shares of Common Stock
          is incorporated herein by reference to Form S-3
          of the registrant, Registration Statement No. 33-62460,
          Exhibit 4.2.

(4.1) Rights Agreement, dated as of February 10, 1988 between Alco Standard Corporation and National City Bank, filed on February 11, 1988 as Exhibit 1 to Alco Standard
          Corporation's Registration Statement on Form 8-A, is incorporated herein by reference.

(5) Opinion of Ballard Spahr Andrews & Ingersoll as to the validity of the securities.

(23)      Consent of Ernst & Young LLP, Independent Auditors

(24)      Powers of Attorney

(24.1)    Certified resolution regarding powers of attorney

(99)      Alco Standard Corporation
          Long Term Incentive Compensation Plan